SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 23, 2005


                             VA SOFTWARE CORPORATION


             (Exact name of Registrant as specified in its charter)


             Delaware                  0000-28369           77-0399299
 (State or other jurisdiction of      (Commission        (I.R.S. Employer
  incorporation or organization)      File Number)     Identification Number)

                              46939 Bayside Parkway
                            Fremont, California 94538


          (Address, including zip code, of principal executive offices)


               Registrant's telephone number, including area code:

                                 (510) 687-7000



          (Former name or former address, if changed since last report)

Item 4.01     Changes in Registrant's Certifying Accountant.

     On September 23, 2005, BDO Seidman, LLP ("BDO") notified the Audit Committee of the Board of Directors of VA Software Corporation (the "Company") that it would decline to stand for re-election as the Company's independent registered public accounting firm. BDO has agreed to continue to serve as the Company's independent registered public accounting firm relative to the Company's financial statements for the fiscal year ended July 31, 2005 in order to facilitate a transition to a successor firm of independent accountants. The Audit Committee did not recommend or approve BDO's decision to decline to stand for re-election. The effective date of BDO's resignation will be after completion of BDO's audit of the Company's financial statements for the year ended July 31, 2005, which is expected to occur by October 28, 2005.

     BDO's report on the Company's consolidated financial statements for the fiscal year ended July 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended July 31, 2004 and July 31, 2005, and up to the date of BDO's notification of its declination to stand for reappointment on September 23, 2005, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except as described below. The Company has provided BDO with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K and BDO has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of the letter from BDO to the Securities and Exchange Commission is attached hereto as Exhibit 16.1.

     During its review of the Company's interim financial statements for the fiscal third quarter ended April 30, 2005, a disagreement arose between the Company and BDO regarding the application of accounting principles, which disagreement ultimately was resolved to BDO's satisfaction. The disagreement concerned the accounting for one of the Company's volume-based sales incentive programs, specifically, whether the Company had developed sufficient historical experience to begin calculating the amount of the accrued liability pertaining to such programs based on estimated future expiration rates versus continuing to calculate the liability based on actual expirations. The Audit Committee discussed this disagreement with BDO. The Company has authorized BDO to respond fully to the inquiries of the successor accountant concerning the subject matter of this disagreement.

     As disclosed in the Company's Form 10-Q for the period ended April 30, 2005, BDO notified the Audit Committee and the Company's management of a control deficiency in the Company's internal control structure involving the design or operation of the Company's internal controls over financial reporting that BDO considered to be a material weakness, because the control deficiency resulted in more than a remote likelihood that a material misstatement could occur in the Company's annual or interim financial statements and not be prevented or detected. The material weakness identified by BDO pertained to the need for additional resources and technical accounting expertise to be available to the Company's accounting and financial reporting function to assist the Company in addressing relatively complex transactions and/or accounting issues that arise from time to time in the course of the Company's operations.


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

     During the fourth quarter of fiscal year 2005, the Company implemented corrective actions to mitigate the above mentioned control deficiency. Such corrective actions included:

     o Engaged and involved outside contractors with technical accounting expertise, as needed, early in the process of evaluating complex, non-routine transactions to obtain additional guidance as to the application of generally accepted accounting principles to such transactions; and

     o Required senior accounting personnel and the principal accounting officer to review, approve, establish standards for documentation of and document, or directly oversee documentation of, the accounting treatment for complex, non-routine transactions, including the analysis thereof and related conclusions reached.

     Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, the Company is performing an evaluation of its internal controls over financial reporting as of July 31, 2005 and is required to have its independent registered public accounting firm test and evaluate the design and operating effectiveness of such internal controls and publicly attest to such evaluation in the Company's annual report on Form 10-K for the fiscal year ending July 31, 2005. In connection with completing the foregoing evaluation, the Company may identify additional control deficiencies that rise to the level of a material weakness. If the Company's independent registered public accounting firm cannot attest in a timely manner to its evaluation, the Company could be subject to regulatory scrutiny and a loss of public confidence in its internal controls. In addition, any failure to implement required new or improved controls, or difficulties encountered in implementation, could harm the Company's operating results or cause the Company to fail to meet its reporting obligations.

     As of September 29, 2005, the Company had not yet engaged any new independent accountants to replace BDO. The Audit Committee has authorized BDO to respond fully to all inquiries made by successor independent accountants.

Item 9.01.    Financial Statements and Exhibits.

     (c)  Exhibits.
          ---------

            16.1 Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated September 29, 2005.

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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VA SOFTWARE CORPORATION,
                                           a Delaware corporation


Dated: September 29, 2005                  By: /s/ Kathleen R. McElwee
                                              ---------------------------------
                                               Kathleen R. McElwee
                                               Senior Vice President and
                                               Chief Financial Officer


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

                                  EXHIBIT INDEX


    Exhibit
     Number                         Description
-----------------  -------------------------------------------------------------
      16.1 Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated September 29, 2005.


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